UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania		17325
(Address of principal executive offices)		(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 1.01               Entry into a Material Definitive Agreement

On November 20, 2007, the Registrant’s wholly-owned subsidiary, Adams County National Bank (the “Bank”), adopted a successor Director Deferred Fee Plan (the “Plan”) to provide a deferred compensation opportunity to members of the Board of Directors of the Bank. For a brief description of the material terms and conditions of the Plan, please refer to Item 5.02, which is incorporated herein by reference, and to the copy of the Plan filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2007, the Registrant’s wholly-owned subsidiary, Adams County National Bank (the “Bank”), adopted a successor Director Deferred Fee Plan (the “Plan”) to provide a deferred compensation opportunity to members of the Board of Directors of the Bank. The material terms of the Plan are summarized as follows:

1.             A Director may elect to defer up to 100% of Board fees earned. The deferred compensation shall be placed in a deferral account and earn interest based on the prime rate as published in The Wall Street Journal on the last business day of the preceding calendar year. The same interest rate shall be used for the entire calendar year, and interest shall be compounded monthly. However, the interest rate shall not be less than 6% or greater than 12%.

2.             Upon termination of service or upon a change of control, a Director shall be paid the balance in the Director’s deferral account either as a lump sum or as an annual benefit in 12 equal monthly payments over a period of up to 10 years, depending on the prior valid election of the Director.

3.             If determined by the Bank that a Director has suffered an unforeseeable emergency, as defined by the Plan, the deferral election shall terminate and the Bank shall distribute part or all of the balance in the Director’s deferral account to the extent necessary to cover the unforeseeable emergency and in compliance with law.

4.             The Plan benefits are not transferable, and the Directors are considered general unsecured creditors of the Bank for benefits under the Plan.

For further information, please refer to the copy of the Plan filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(a)               Financial Statements and Exhibits

None.

(b)              Pro Forma Financial Information

None.

(c)               Shell Company Transactions

None.

(d)           Exhibits

Exhibit Number	Description
99.1	Adams County National Bank Director Deferred Fee Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: November 27, 2007	/s/Lynda L. Glass
Lynda L. Glass
Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Adams County National Bank Director Deferred Fee Plan